UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☑	Definitive Additional Materials.

☐	Soliciting Material Pursuant to § 240.14a-12.
Smith & Wesson Holding Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 14, 2009

SMITH & WESSON HOLDING CORPORATION

Meeting Information

Meeting Type:	Annual
For holders as of:	July 20, 2009
Date: September 14, 2009 Time: 9:00 A.M., Local Time

Location:	24th at Camelback 2375 East Camelback Road Suite 700 Phoenix, AZ 85016

For Meeting Directions Please Call: 602-445-8400

SMITH & WESSON HOLDING CORPORATION
2100 ROOSEVELT AVENUE
SPRINGFIELD, MA 01104
You are receiving this communication because you hold shares in the company named above, and the materials you should review before you cast your vote are now available.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT       ANNUAL REPORT

How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. State in your e-mail if you wish to receive a paper copy or e-mail copy of the proxy materials and whether your request is for this meeting and/or all future meetings.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
To facilitate timely delivery, please make the request as instructed above on or before August 26, 2009.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. You may vote up until 11:59 P.M. Eastern Time the day before the meeting date. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that you vote FOR all directors and FOR Proposal 2.

1.	PROPOSAL 1: ELECTION OF DIRECTORS:
To elect as directors all of the nominees listed below to serve until our next annual meeting of stockholders and until their successors are elected and qualified:

Nominees:

	01) Barry M. Monheit	05) John B. Furman
	02) Robert L. Scott	06) Mitchell A. Saltz
	03) Michael F. Golden	07) David M. Stone
	04) Jeffrey D. Buchanan	08) I. Marie Wadecki

2.	PROPOSAL 2: To ratify the appointment of BDO Seidman, LLP, an independent registered public accounting firm, as the independent auditor of our company for the fiscal year ending April 30, 2010.

and upon such matters which may properly come before the meeting or any adjournment or adjournments thereof.